Exhibit 10.3

Schedule of Omitted Documents

Strategic Storage Trust IV, Inc.

The following Joinder Agreements have not been filed as an exhibit pursuant to Instruction 2 of Item 601 of Regulation S-K; these documents are substantially identical in all material respects, except as noted below, to Exhibit 10.2 to this Form 8-K:

1.	Joinder Agreement with SunTrust Bank in the amount of $25,000,000, dated August 9, 2019.
2.	Joinder Agreement with Fifth Third Bank in the amount of $25,000,000, dated August 9, 2019.